UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
June 1, 2026

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)    The Company held its 2026 annual meeting of stockholders (the "Annual Meeting") on June 1, 2026.
(b)    The voting results from the Annual Meeting were as follows:
1.Each of the following ten directors were re-elected to the Company's Board of Directors, to serve until the Company's 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. Each director received the number of votes set forth below.

Name	For	Against	Abstain	Broker Non-Vote
Frances L. Allen	80,439,794	434,267	231,868	7,386,601
John "Jeb" E. Bachman	80,151,617	727,576	226,736	7,386,601
Mary Kay Haben	76,889,676	3,985,086	231,167	7,386,601
Carey F. Jaros	79,949,819	924,420	231,690	7,386,601
Michael K. Kobayashi	80,285,000	594,493	226,436	7,386,601
Eric J. Lindberg, Jr.	71,285,585	9,598,222	222,122	7,386,601
Lawrence "Chip" P. Molloy	80,205,199	668,999	231,731	7,386,601
Jason Potter	80,330,367	572,989	202,573	7,386,601
Felicia D. Thornton	80,448,816	425,807	231,306	7,386,601
Jeffrey R. York	70,124,702	10,773,593	207,634	7,386,601

2.The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2027 was approved by stockholders. The voting results were as follows:

For	Against	Abstain
88,142,042	158,385	192,103

3.The non-binding advisory resolution on the compensation of the Company’s named executive officers for the fiscal year ended January 3, 2026 was approved by stockholders. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
79,042,800	1,842,674	220,455	7,386,601

4.The stockholders approved a non-binding advisory resolution to hold future advisory votes on the compensation of the Company’s named executive officers every year. Stockholders had the option of recommending an advisory vote every year, every two years, or every three years or abstaining from making a recommendation. Each option received the number of votes set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
80,293,428	12,814	734,033	65,654	7,386,601
In consideration of the stockholder vote, the Company has determined to hold future votes on executive compensation every year until the next stockholder vote on the frequency of these votes.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	June 3, 2026	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Executive Vice President, General Counsel and Secretary